AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 2007

                                                     REGISTRATION NOS. 333-45675
                                                                       811-08631
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 12                     |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|

                                AMENDMENT NO. 13                             |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                             -----------------------
                               PHOENIX PORTFOLIOS
                           (FKA PHOENIX-EUCLID FUNDS)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             -----------------------

                  101 MUNSON STREET, GREENFIELD, MASSACHUSSETTS            01301

                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)
                                 (212) 451-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                             -----------------------
                        COUNSEL AND CHIEF LEGAL OFFICER:
                               KEVIN J. CARR, ESQ.
                           VICE PRESIDENT AND COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                               JOHN H. BEERS, ESQ.

                            VICE PRESIDENT AND CLERK

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             -----------------------
 It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

 |X| on February 28, 2007 pursuant to paragraph (b)

 [ ] 60 days after filing pursuant to paragraph (a)(i)
 [ ] on            pursuant to paragraph (a)(i)
 [ ] 75 days after filing pursuant to paragraph (a)(ii)
 [ ] on            pursuant to paragraph (a)(ii) of Rule 485.
 If appropriate, check the following box:

 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                                               [LOGO]
                                                               PHOENIX

--------------------------------------------------------------------------------

                                                                      PROSPECTUS

Phoenix Market Neutral Fund











                      |                        |   Wouldn't you rather have this
                      |                        |   document e-mailed to you?
TRUST NAME:           |                        |   Eligible shareholders can sign up for
PHOENIX PORTFOLIOS    |   February 28, 2007    |   E-Delivery at PhoenixFunds.com
-------------------------------------------------------------------------------------------


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Market Neutral Fund. Please read it carefully and retain it for future reference.

PHOENIX MARKET NEUTRAL FUND
--------------------------------------------------------------------------------


                 TABLE OF CONTENTS

                 Investment Risk and Return Summary........................    1

                 Fund Fees and Expenses....................................    5

                 Additional Investment Techniques..........................    6

                 Management of the Fund....................................    8


                 Pricing of Fund Shares....................................    9

                 Sales Charges.............................................   12

                 Your Account..............................................   17

                 How to Buy Shares.........................................   19

                 How to Sell Shares........................................   20

                 Things You Should Know When Selling Shares................   20

                 Account Policies..........................................   22

                 Investor Services and Other Information...................   25

                 Tax Status of Distributions...............................   26

                 Financial Highlights......................................   27

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


Phoenix Market Neutral Fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES


> The goal of market neutral investing is to generate returns that are independent of the direction of the stock market. The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund has a long position when it owns the security and has "sold short" a position when it sells a security it does not own. When the fund has "sold short," it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender. The fund must maintain collateral at least equal to the current market value of the security sold short. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund's net assets giving effect to such sale.


> The fund strives to have long positions in stocks that it believes will outperform the market and short positions in stocks that it believes will underperform the market. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.


> The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data such as earnings, dividends, cash flow, revenues and book value. The fundamental data are then used to analyze characteristics such as growth prospects, valuation and momentum. Each stock is then given a score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores.

> In selecting stocks for fund investment, the fund uses a blended strategy, investing in both growth and value stocks of any capitalization. At December 31, 2006, the market capitalization range of the issuers in which the fund held long positions was $235 million to $192 billion and the market capitalization range of the issuers in which the fund held short positions was $234 million to $42 billion.

> In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such securities.



                                                   Phoenix Market Neutral Fund 1

> The fund seeks a total return greater than the return on three-month U.S. Treasury Bills.


> The fund's turnover rate is expected to be higher than 100%. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Although the fund seeks to minimize market risk, it can not be eliminated. Generally, the prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). The fund's long positions may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for losses. As a result, the value of your shares may decrease.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make

2 Phoenix Market Neutral Fund
    investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


FUTURES AND OPTIONS RISK

Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than otherwise would be the case. The prices of futures and options and the price movements of the securities that the future or option is intended to simulate may not correlate well.

Liquidity of futures and options markets can be adversely affected by market factors. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

SHORT SALES RISK

In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

                                                   Phoenix Market Neutral Fund 3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Market Neutral Fund. The bar chart shows the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns for the life of the fund compare to those of a broad-based securities market index and a more narrowly-based benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                        CALENDAR YEAR       ANNUAL RETURN (%)
                            1999                 -5.53
                            2000                  1.77
                            2001                  6.56
                            2002                  5.69
                            2003                 -0.09
                            2004                  4.40
                            2005                 -0.09
                            2006                 -5.40

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 8.66% (quarter ending September 30, 2002) and the lowest return for a quarter was -12.08% (quarter ending December 31, 2002).


------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED 12/31/06)(2)                      1 YEAR              5 YEARS         LIFE OF FUND(3)
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                    -8.94%               1.35%               -0.40%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(4)                 -8.94%               1.24%               -0.02%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and                -5.81%               1.08%                0.07%
    Sale of Fund Shares(4)(5)
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                   -7.91%               1.66%                0.46%
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                   -4.09%               1.84%                0.44%
------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(6)                                      15.78%               6.19%                4.40%
------------------------------------------------------------------------------------------------------------------
  Citigroup 90-Day Treasury Bill Index(7)                   4.76%               2.35%                3.46%
------------------------------------------------------------------------------------------------------------------


(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(3) Since inception on May 1, 1998.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S & P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(7) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bill Index is an average of the last three-month Treasury bill issues. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

4 Phoenix Market Neutral Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                      CLASS A               CLASS B              CLASS C
                                                      SHARES                SHARES               SHARES
                                                    -----------           -----------          -----------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases
 (as a percentage of offering price)                    5.75%                 None                 None

 Maximum Deferred Sales Charge (load) (as a
 percentage of the lesser of the value redeemed
 or the amount invested)                                None(a)               5.00%(b)             1.25%(c)

 Maximum Sales Charge (load) Imposed on
 Reinvested Dividends                                   None                  None                 None

 Redemption Fee                                         None                  None                 None

 Exchange Fee                                           None                  None                 None
                                                 -----------------------------------------------------------------

                                                      CLASS A               CLASS B              CLASS C
                                                      SHARES                SHARES               SHARES
                                                    -----------           -----------          -----------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
 ARE DEDUCTED FROM FUND ASSETS)

 Management Fees                                             1.50%                 1.50%               1.50%

 Distribution and Shareholder Servicing                                                                 .00%
 (12b-1) Fees(d)                                             0.25%                 1.00%               1

 Other Expenses:

      Dividends on Short Sales                    1.46%                 1.46%                1.46%

      Remainder of Other Expenses                 0.42%                 0.42%                0.42%

           Total Other Expenses                              1.88%                 1.88%               1.88%

 TOTAL ANNUAL FUND OPERATING EXPENSES                        3.63%                 4.38%               4.38%

 FEE WAIVER(e)                                              (0.15)%               (0.15)%              (0.15)%

 NET ANNUAL FUND OPERATING EXPENSES(f)                       3.48%                 4.23%               4.23%
                                                             =====                 =====               =====


(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.
(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.
(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.
(e) Contractual arrangement with the fund's investment adviser to waive 0.15% of its management fee through February 28, 2008. The adviser will not seek to recapture any fees waived under this arrangement, unless authorized to do so by the Board of Trustees.
(f) The fund's investment adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.77% for Class A Shares, 2.52% for Class B Shares and 2.52% for Class C Shares. The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.


                                                   Phoenix Market Neutral Fund 5

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $905                 $1,610                 $2,333                $4,231
-----------------------------------------------------------------------------------------------------------------
   Class B                      $825                 $1,613                 $2,312                $4,285
-----------------------------------------------------------------------------------------------------------------
   Class C                      $550                 $1,313                 $2,212                $4,510
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $425                 $1,313                 $2,212                $4,285
-----------------------------------------------------------------------------------------------------------------
   Class C                      $425                 $1,313                 $2,212                $4,510
-----------------------------------------------------------------------------------------------------------------

The examples assume that the expense waiver obligations of the adviser are in effect through February 28, 2008. Thereafter, the examples do not reflect any expense waiver obligations. The examples do not include the effects of the voluntary reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.



ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:

BORROWING

The fund may obtain fixed interest rate loans in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

6 Phoenix Market Neutral Fund

FOREIGN INVESTING

The fund may invest in equity securities of foreign (non-U.S.) issuers. Foreign equity investments are generally limited to securities traded on U.S. exchanges.


Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory taxes and expropriation, all of which may negatively impact the fund. Dividends and other income payable on foreign securities may also be subject to foreign taxes.


Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not function as well as U.S. markets.

ILLIQUID SECURITIES

The fund may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

MONEY MARKET INSTRUMENTS

To meet margin requirements, redemptions or for investment purposes, the fund will hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.

SECURITIES LENDING

The fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

                                                   Phoenix Market Neutral Fund 7

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Euclid Advisors LLC ("Euclid") is the subadviser to the fund and is located at 900 Third Avenue, New York, NY 10022. Euclid acts as subadviser to two mutual funds and may act as investment adviser for other accounts. Euclid has been an investment adviser since 1994. As of December 31, 2006, Euclid had approximately $296.4 million in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Euclid, as subadviser, is responsible for day-to-day management of the fund's portfolio. Phoenix and Euclid manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 1.50%.

The adviser has contractually agreed to waive 0.15% of its management fee through February 28, 2008. Additionally, the adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed the following amounts.

----------------------------------------------------------------------------------------------------------------
                                                 Class A                 Class B                Class C
                                                  Shares                 Shares                 Shares
----------------------------------------------------------------------------------------------------------------
   Market Neutral Fund                            1.77%                   2.52%                  2.52%
----------------------------------------------------------------------------------------------------------------

The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any fees waived or operating expenses reimbursed under these arrangements unless authorized to do so by the Board of Trustees.

During the last fiscal year, the fund paid total management fees of $2,107,672. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 1.50%.

Phoenix pays Euclid a subadvisory fee of 50% of the gross investment management fee.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as


8 Phoenix Market Neutral Fund
an additional subadviser; (b) change the terms of any subadvisory agreement; and
(c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 semiannual report covering the period from November 1, 2005 through April 30, 2006.


PORTFOLIO MANAGEMENT

CARLTON NEEL and DAVID DICKERSON serve as Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Neel is a Senior Vice President of PZA and Euclid. He also serves as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA, and as lead Portfolio Manager for Phoenix Small-Cap Value Fund. For the period from July 2002 until returning to PZA in April 2003, Mr. Neel co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the fund. While previously employed by PZA from 1995 until July 2002, Mr. Neel served as Senior Portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Mr. Dickerson is a Senior Vice President of PZA and Euclid. He also serves as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA, and as Portfolio Manager for Phoenix Small-Cap Value Fund. For the period from July 2002 until returning to PZA in April 2003, Mr. Dickerson, along with Mr. Neel, co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the fund. While previously employed by PZA from 1993 until July 2002, he served as Assistant Portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

         o  adding the values of all securities and other assets of the fund;

                                                   Phoenix Market Neutral Fund 9

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market

10 Phoenix Market Neutral Fund
quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

                                                  Phoenix Market Neutral Fund 11

SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Fees and Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended ("the 1940 Act"), that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge

12 Phoenix Market Neutral Fund
may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first six years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of six years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1.25%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation, "PEPCO" or the "Distributor").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                      ------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------
Under $50,000                                                5.75%                              6.10%
$50,000 but under $100,000                                   4.75                               4.99
$100,000 but under $250,000                                  3.75                               3.90
$250,000 but under $500,000                                  2.75                               2.83
$500,000 but under $1,000,000                                2.00                               2.04
$1,000,000 or more                                           None                               None

                                                  Phoenix Market Neutral Fund 13

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS


Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of this or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of this or any other Phoenix Fund (other than any Phoenix money market fund ) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a

14 Phoenix Market Neutral Fund
particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Account Reinstatement Privilege. Subject to the funds' Disruptive Trading and Market Timing policies and procedures, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.


Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Funds; directors, officers, employees and sales representatives of the Adviser, Subadviser (if any) or Distributor or a corporate affiliate of the Adviser or Distributor; private clients of an Adviser or Subadviser to any of the Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES


Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR                 1              2              3              4               5              6            7
----------------------------------------------------------------------------------------------------------------
CDSC                 5%             4%             3%             3%              2%             1%           0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                 1               2+
----------------------------------------------------------------------------------------------------------------
CDSC                 1.25%           0%

COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

                                                  Phoenix Market Neutral Fund 15

               AMOUNT OF                  SALES CHARGE AS A          SALES CHARGE AS A        DEALER DISCOUNT AS A
              TRANSACTION                  PERCENTAGE OF               PERCENTAGE OF             PERCENTAGE OF
           AT OFFERING PRICE               OFFERING PRICE             AMOUNT INVESTED            OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------
    Under $50,000                               5.75%                      6.10%                      5.00%
    $50,000 but under $100,000                  4.75                       4.99                       4.25
    $100,000 but under $250,000                 3.75                       3.90                       3.25
    $250,000 but under $500,000                 2.75                       2.83                       2.25
    $500,000 but under $1,000,000               2.00                       2.04                       1.75
    $1,000,000 or more                          None                       None                       None


In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees, or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may


16 Phoenix Market Neutral Fund
be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

                                                  Phoenix Market Neutral Fund 17

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)


         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.


Minimum ADDITIONAL investments:


         o  $25 for any account.


         o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

            The fund reserves the right to refuse any purchase order for any reason.


STEP 2.

Your second choice will be what class of shares to buy. The fund offers Class A Shares, Class B Shares and Class C Shares. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

18 Phoenix Market Neutral Fund

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------------------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through the mail                    fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
----------------------------------------------------------------------------------------------------------------

                                    Complete a New Account Application and send it with a check payable to the
 Through express delivery           fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                    30 Dan Road, Canton, MA 02021-2809.

----------------------------------------------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------

                                    Complete the appropriate section on the application and send it with your
 By Systematic Purchase             initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.

----------------------------------------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the fund's Transfer Agent.

                                                  Phoenix Market Neutral Fund 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

----------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
----------------------------------------------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
----------------------------------------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
----------------------------------------------------------------------------------------------------------------

Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 30 Dan Road, Canton, 02021-2809. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

----------------------------------------------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
----------------------------------------------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund's net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this

20 Phoenix Market Neutral Fund
type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

                                                  Phoenix Market Neutral Fund 21

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE


Subject to the funds' Disruptive Trading and Market Timing policies and procedures, for 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

UNCASHED CHECKS

If any correspondence sent by the fund is returned by the postal or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.


EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-1574 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

22 Phoenix Market Neutral Fund

         o You may exchange shares of one fund for the same class of shares in another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

The fund is not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.


In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund's Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.


                                                  Phoenix Market Neutral Fund 23

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the fund may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of its judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund's policies regarding excessive trading. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. There is no assurance that the fund or its agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the fund will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the fund cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

24 Phoenix Market Neutral Fund

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


SYSTEMATIC PURCHASE is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the


                                                  Phoenix Market Neutral Fund 25
month. The minimum withdrawal is $25 and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000 and elect to have all dividends reinvested.

DISCLOSURE OF FUND HOLDINGS. The fund makes available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund's shareholder reports are available without charge on the Phoenix Fund's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The fund's Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is also available in the Statement of Additional Information.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

In addition, short-sale transactions will be subject to special tax rules which could result in the fund realizing more short-term capital gains and ordinary income taxed at ordinary income rates.

26 Phoenix Market Neutral Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.


                                                                            CLASS A
                                               -------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                   2006         2005         2004         2003          2002
                                                -----------   ----------   ----------   ----------   -----------
 Net asset value, beginning of period             $11.87       $11.51       $11.39       $12.09        $10.95
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                 0.12        (0.03)       (0.16)       (0.23)        (0.16)
    Net realized and unrealized gain (loss)        (0.80)        0.39         0.28        (0.47)         1.44
                                                  -------      -------      -------      -------       -------
    TOTAL FROM INVESTMENT OPERATIONS               (0.68)        0.36         0.12        (0.70)         1.28
                                                  -------      -------      -------      -------       -------
 LESS DISTRIBUTIONS
    Dividends from net investment income              --           --           --           --         (0.14)
                                                  -------      -------      -------      -------       -------
 Change in net asset value                         (0.68)        0.36         0.12        (0.70)         1.14
                                                  -------      -------      -------      -------       -------
 NET ASSET VALUE, END OF PERIOD                   $11.19       $11.87       $11.51       $11.39        $12.09
                                                  =======      =======      =======      =======       =======
 Total return(1)                                   (5.81)%       3.13%        1.05%       (5.79)%       11.85%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)           $89,054     $111,133      $70,892      $72,428       $61,582
 RATIOS TO AVERAGE NET ASSETS OF:
    Net Operating expenses (including
      dividends on short sales, after expense
      reimbursement)                                3.63%        3.65%        3.42%        3.85%         3.47%
    Gross operating expenses (including
      dividends on short sales, before expense
      reimbursement)                                3.63%        3.65%        3.42%        3.85%         3.68%
    Net Operating expenses (excluding
      dividends on short sales, after expense
      reimbursement)                                2.19%        2.20%        2.21%        2.29%         2.30%
    Net investment income (loss)                    1.04%       (0.26)%      (1.45)%      (2.08)%       (1.33)%
 Portfolio turnover                                  285%         177%         175%         329%          456%


--------------------------------------
(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.

                                                  Phoenix Market Neutral Fund 27

--------------------------------------------------------------------------------


                                                                            CLASS B
                                               ---------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                   2006          2005         2004          2003         2002
                                                 ----------   ----------    ----------   -----------  -----------
 Net asset value, beginning of period             $11.55        $11.28       $11.24        $12.02       $10.87
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                 0.02         (0.13)       (0.24)        (0.31)       (0.23)
    Net realized and unrealized gain (loss)        (0.77)         0.40         0.28         (0.47)        1.43
                                                  -------       -------      -------      --------      -------
    TOTAL FROM INVESTMENT OPERATIONS               (0.75)         0.27         0.04         (0.78)        1.20
                                                  -------       -------      -------      --------      -------
 LESS DISTRIBUTIONS
    Dividends from net investment income              --            --           --            --        (0.05)
                                                  -------       -------      -------      --------      -------
 Change in net asset value                         (0.75)         0.27         0.04         (0.78)        1.15
                                                  -------       -------      -------      --------      -------
 NET ASSET VALUE, END OF PERIOD                   $10.80        $11.55       $11.28        $11.24       $12.02
                                                  =======       =======      =======      ========      =======
 Total return(1)                                   (6.41)%        2.39%        0.36%        (6.49)%      11.10%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)            $4,338        $7,859      $12,290       $16,359      $15,381
 RATIOS TO AVERAGE NET ASSETS OF:
    Net Operating expenses (including
      dividends on short sales, after
      expense reimbursement)                        4.39%         4.36%        4.11%         4.50%        4.26%
    Gross operating expenses (including
      dividends on short sales, before expense
      reimbursement)                                4.39%         4.36%        4.11%         4.50%        4.61%
    Net Operating expenses (excluding
      dividends on short sales, after expense
      reimbursement)                                2.91%         2.90%        2.91%         2.99%        3.00%
    Net investment income (loss)                    0.22%        (1.14)%      (2.15)%       (2.74)%      (2.02)%
 Portfolio turnover                                  285%          177%         175%          329%         456%


                                                                            CLASS C
                                               ---------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                   2006          2005         2004          2003         2002
                                                 ----------   ----------    ----------   ----------   -----------
 Net asset value, beginning of period             $11.49        $11.22       $11.18       $11.96        $10.83
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                 0.02         (0.11)       (0.24)       (0.31)        (0.23)
    Net realized and unrealized gain (loss)        (0.76)         0.38         0.28        (0.47)         1.42
                                                  -------       -------      -------      -------       -------
    TOTAL FROM INVESTMENT OPERATIONS               (0.74)         0.27         0.04        (0.78)         1.19
                                                  -------       -------      -------      -------       -------
 LESS DISTRIBUTIONS
    Dividends from net investment income              --            --           --           --         (0.06)
                                                  -------       -------      -------      -------       -------
 Change in net asset value                         (0.74)         0.27         0.04        (0.78)         1.13
                                                  -------       -------      -------      -------       -------
 NET ASSET VALUE, END OF PERIOD                   $10.75        $11.49       $11.22       $11.18        $11.96
                                                  =======       =======      =======      ========      =======
 Total return(1)                                   (6.44)%        2.41%        0.36%       (6.44)%       11.01%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)           $18,377       $40,584      $25,779      $31,102       $24,449
 RATIOS TO AVERAGE NET ASSETS OF:
    Net Operating expenses (including
      dividends on short sales, after expense
      reimbursement)                                4.41%         4.35%        4.12%        4.54%         4.22%
    Gross operating expenses (including
      dividends on short sales, before expense
      reimbursement)                                4.41%         4.35%        4.12%        4.54%         4.51%
    Net Operating expenses (excluding
      dividends on short sales, after expense
      reimbursement)                                2.92%         2.90%        2.91%        2.99%         3.00%
    Net investment income (loss)                    0.19%        (0.97)%      (2.15)%      (2.77)%       (2.02)%
 Portfolio turnover                                  285%          177%         175%         329%          456%


--------------------------------------
(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.


28 Phoenix Market Neutral Fund

  [LOGO]
 PHOENIX

Phoenix Equity Planning Corporation
P.O. Box 150480
Hartford, CT 06115-0480







ADDITIONAL INFORMATION
You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926






NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-08631
PXP1738                                                                     2-07

                           PHOENIX MARKET NEUTRAL FUND

                                   A SERIES OF

                               PHOENIX PORTFOLIOS


                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 2007

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Portfolios (the "Trust"), dated February 28, 2007, and should be read in conjunction with it. Additionally, the SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

The Trust.................................................................    1
Investment Restrictions...................................................    1
Investment Techniques and Risks...........................................    2
Performance Information ..................................................    5
Portfolio Turnover........................................................    6
Portfolio Transactions and Brokerage......................................    6
Disclosure of Fund Holdings...............................................    7
Services of the Adviser and Subadviser....................................    9
Portfolio Managers........................................................   11
Net Asset Value...........................................................   12
How to Buy Shares.........................................................   13
Alternative Purchase Arrangements.........................................   13
Investor Account Services.................................................   16
How to Redeem Shares......................................................   17
Dividends, Distributions and Taxes........................................   18
Tax Sheltered Retirement Plans............................................   22
The Distributor...........................................................   23
Distribution Plans........................................................   24
Management of the Trust ..................................................   26
Additional Information....................................................   31




                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


PXP 1206 (2/07)

                                    THE TRUST

   The Trust is a diversified open-end management investment company which was organized under Delaware law in 1998 as a business trust. From its inception until March 1, 1999, the Trust was named "Euclid Mutual Funds"; from March 1, 1999 until September 27, 2002, the Trust was named "Phoenix-Euclid Funds."

   The Trust's Prospectus describes the investment objectives of the Phoenix Market Neutral Fund (the "Fund") and strategies that the Fund will employ in seeking to achieve its investment objective. The investment objective and policies of the Fund may be changed without shareholder approval, except as explicitly set forth in the Prospectus or this SAI. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following practices or techniques in pursuing its investment objectives.

BORROWING
   The Fund may obtain fixed-interest loans and invest the loan proceeds in other assets. If it should do so, and the performance of the Fund's investments failed to cover interest and other costs of borrowing, the net asset value of its shares would decrease faster than if the Fund had no borrowings outstanding.

FOREIGN ISSUERS
   The Fund's long and short positions may include equity securities of foreign issuers. Foreign issuers may be subject to different, and often less comprehensive, accounting, reporting and disclosure standards than comparable U.S. companies and may be subject to risks related to economic and political conditions in foreign countries, including possible nationalization or expropriation of their assets. Securities of foreign issuers may be less liquid and at times more volatile than securities of comparable U.S. companies.

FUTURES CONTRACTS
   In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in an account for the futures broker a specified amount of cash or liquid securities, currently 2% to 5% of the contract amount. This is known as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the future fluctuates, a process known as "marking to the market." For example, if the Fund purchases an S&P 500 future and the S&P 500 has risen, the Fund's corresponding futures position will increase in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the S&P 500 declines, the Fund's futures position will be less valuable and the Fund will be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid to or by the Fund, and the Fund realizes a gain or a loss.

   The price of index futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market which also may cause temporary price distortions.

   Positions in futures contracts may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin.

   Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the price in the sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

   The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

   Successful use of futures contracts by the Fund is also subject to the Adviser's ability to correctly predict movements in the direction of prices for securities. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities prices and movements in the prices of futures contracts, a correct forecast of securities prices by the Adviser may still not result in a successful hedging transaction over a short period of time.

ILLIQUID SECURITIES
   Illiquid securities may be difficult to sell promptly at an acceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security.

INDEX FUTURES, AND INDEX AND EQUITY OPTIONS
   In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges, futures or options tied to stock indexes or averages and options on individual securities. Futures and options also may be used or combined with each other in order to implement the Fund's overall strategy.

   Futures and options tied to a securities index, such as the Standard & Poor's 500(R) Index (the "S&P 500"), have been used by mutual funds for many years to manage their portfolios more efficiently. An S&P 500 futures contract is a contract to buy or sell units of the S&P 500 at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract, or holding a long position in the S&P 500. Entering into a contract to sell units is commonly referred to as selling a contract, or holding a short position in the S&P 500.

MONEY MARKET INSTRUMENTS
   To meet margin requirements, redemptions or for investment purposes, the Fund will hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills), high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

OPTIONS
   When the Fund purchases an option, an amount equal to the premium paid by the Fund for the option (its cost) is recorded initially as an investment. The amount of the investment is "marked-to-the-market" daily to reflect the current market value of the option. If the current market value of an option exceeds the premium paid, the excess represents unrealized appreciation; conversely, if the premium paid exceeds the current market value, the excess represents unrealized depreciation.

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-the-market" daily to reflect the current market value of the option. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

   If the Fund writes a covered call option and is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires and may be required to deliver the underlying security upon exercise. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market exists for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise the option in order to realize any profit or would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options it had written.

   Reasons for the absence of a liquid secondary market include the following:
(a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the exercise price of any options it has written in a segregated account with the custodian to ensure that the use of such options is not leveraged.

OPTIONS ON FUTURES CONTRACTS
   Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder of the long position would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the final settlement price of the futures contract on the expiration date.

   The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

   Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts may involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts.

   In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund presently intends to comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets.

REPURCHASE AGREEMENTS
   In a repurchase agreement transaction, the Fund agrees to purchase and resell, and the seller also agrees to buy back, usually on the next business day, a security at a fixed time and price which reflects an agreed-upon market rate. Repurchase agreements may be thought of as loans to the seller collateralized by the security to be repurchased. The risk to the Fund is the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the collateral. If the seller defaults when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral daily during the term of the repurchase agreement to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price. If a defaulting seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

SHORT SALES
   The Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. Historically, the Fund has maintained a short position exposure within 5% of its long position exposure. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Fund also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

                             PERFORMANCE INFORMATION
   Performance information for the Fund (and any class of the Fund) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), CS First Boston High Yield Index, Citigroup 90-Day Treasury Bill Index, Consumer Price Index, Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE) and Salomon Brothers Corporate Bond and Government Bond Indices.

   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

TOTAL RETURN
   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares or Class C Shares over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Fund may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Fund also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). The Adviser does not usually consider the length of time the Fund has held a position when making investment decisions. The Fund's turnover rate is expected to be higher than that of other mutual funds (a portfolio turnover rate in excess of 100% may be deemed to be high) and will vary significantly from time to time depending on the volatility of economic and market conditions. It is anticipated that the annual portfolio turnover rate of the Fund may range from approximately 200% to 350% under normal circumstances. Short sales and associated closing transactions are not included in portfolio turnover because there is no intention to maintain the short position for more than one year. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover may result in realization of taxable capital gains, and generally involves some expense, including brokerage costs. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   Allocation of transactions, including their frequency, to various dealers is determined by the adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the adviser may receive orders for transactions by the Fund. Information so received will enable the adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the adviser and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the adviser and its affiliates in servicing other clients may be useful and of value to the adviser in servicing the Fund.

   The Fund may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the adviser and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the adviser in carrying out its obligation to the Fund.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures at least annually, or more frequently as they deem appropriate.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Fund, its adviser, and Distributor from entering into any agreement or other understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Fund from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The exercise of calls written by the Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.


   For the fiscal years ended October 31, 2004, 2005 and 2006 brokerage commissions paid by the Trust on portfolio transactions totaled $641,015, $796,812 and $1,059,675, respectively. For the fiscal years ended October 31, 2004, 2005 and 2006, no brokerage commissions were paid to any affiliate. Brokerage commissions of $162,063 paid during the fiscal year ended October 31, 2006, were paid on portfolio transactions aggregating $226,766,462 executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Funds, Phoenix (generally, the Fund's investment adviser), or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Fund's policies prohibit Phoenix and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Fund's Compliance Officer, and officers of the Fund's advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Fund's Compliance Officer is responsible for monitoring the use of portfolio information and for the Fund's compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, the Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Fund also provides publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
   As previously authorized by the Fund's Board of Trustees and/or the Fund's executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.


NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO HOLDINGS
TYPE OF SERVICE PROVIDER                       NAME OF SERVICE PROVIDER         INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
Adviser                                        Phoenix Investment Council       Daily
---------------------------------------------------------------------------------------------------------------------------------
Subadviser                                     Euclid Advisors LLC              Daily

---------------------------------------------------------------------------------------------------------------------------------
Distributor                                    Phoenix Equity Planning          Daily
                                               Corporation
---------------------------------------------------------------------------------------------------------------------------------
Custodian                                      State Street Bank and Trust      Daily
                                               Company
---------------------------------------------------------------------------------------------------------------------------------
Sub-Financial Agent                            PFPC Inc.                        Daily
---------------------------------------------------------------------------------------------------------------------------------
Independent Registered Public                  PricewaterhouseCoopers LLP       Annual Reporting Period: within 15 business
Accounting Firm                                                                 days of end of reporting period

                                                                                Semiannual Reporting Period: within 31 business
                                                                                days of end of reporting period
---------------------------------------------------------------------------------------------------------------------------------
Typesetting Firm for Financial Reports and     GCom Solutions                   Monthly on first business day following month
Forms N-Q                                                                       end
---------------------------------------------------------------------------------------------------------------------------------
Printer for Financial Reports                  V.G. Reed & Sons                 Annual and Semiannual Reporting Period: within
                                                                                45 days after end of reporting period
---------------------------------------------------------------------------------------------------------------------------------
Proxy Voting Service                           Institutional Shareholder        Twice weekly on an ongoing basis
                                               Services
---------------------------------------------------------------------------------------------------------------------------------
Intermediary Selling Shares of the Fund        Merrill Lynch                    Quarterly within 10 days of quarter end
---------------------------------------------------------------------------------------------------------------------------------
Third-Party Class B Share Financer             SG Constellation LLC             Weekly based on prior week end
---------------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms           Bloomberg, Standard & Poor's and   Quarterly, 60 days after fiscal quarter end
                                         Thompson Financial Services

---------------------------------------- ----------------------------------- ----------------------------------------------------
Rating Agencies                          Lipper Inc. and Morningstar        Quarterly, 60 days after fiscal quarter end
---------------------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

   There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISER

THE ADVISER
   The investment adviser to the fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, PIC had approximately $28.7 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, which acts as Distributor and Administrator for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut which is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal offices of PNX and PEPCO are located at One American Row, Hartford, Connecticut 06102.

   PXP has served investors for over 70 years. As of December 31, 2006, PXP had approximately $58.1 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   As compensation for its services to the Market Neutral Fund, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and paid monthly at the annual rate of 1.50%.

   The Adviser has contractually agreed to waive 0.15% of its management fee through February 28, 2008. The Adviser will not seek to recapture any fees waived under this arrangement. Additionally, the Adviser has voluntarily agreed to limit the Funds' total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses to not exceed, on an annualized basis, the following:

FUND                               CLASS A          CLASS B          CLASS C
----                               -------          -------          -------
Market Neutral Fund                 1.77%            2.52%             2.52%


   The Adviser may discontinue this voluntary expense cap at any time. The Adviser will not seek to recapture any fees waived or operating expenses reimbursed under these arrangements unless authorized to do so by the Board of Trustees.

   For the fiscal years ended October 31, 2004, 2005 and 2006, fees paid by the Fund to the Adviser, and to Euclid in its capacity as adviser prior to September 1, 2006, aggregated $1,536,927, $1,985,585 and $2,107,672, respectively, before expense reimbursement (if applicable).

THE SUBADVISER
   Euclid Advisors LLC ("Euclid"), an affiliate of PIC, is the Subadviser to the Fund and is located at 900 Third Avenue, New York, NY 10022. Euclid is a wholly-owned subsidiary of Phoenix/Zweig Advisers, LLC, which is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Euclid serves as subadviser to two mutual funds and may act as investment adviser for other accounts. As of December 31, 2006, Euclid had approximately $296.4 million in assets under management.

   As compensation for its services to the Fund, the Adviser pays Euclid a fee, which is accrued daily against the value of the Fund's net assets and paid monthly at the rate of 50% of the gross investment management fee.

   Total subadvisory fees paid by PIC to the Subadviser for managing the Funds for the fiscal years ended October 31, 2004, 2005 and 2006 were:

                  FUND(1)                2004          2005            2006
                  -------                ----          ----            ----

   Market Neutral Fund                   N/A            N/A          $152,459

   (1) Euclid Advisors LLC has served as Subadviser to the Fund since September 1, 2006.

THE INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS
   The investment management and subadvisory agreements provide that the Adviser and/or Subadviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment management agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser and/or Subadviser in the performance of its duties thereunder.

   The investment management and subadvisory agreements continue in force from year to year for the Fund, provided that, the respective agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreements or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on 60 days written notice. The agreements provide that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.


BOARD OF TRUSTEES' CONSIDERATION OF THE INVESTMENT MANAGEMENT AGREEMENT
A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 semiannual report covering the period from November 1, 2005 through April 30, 2006.


DESCRIPTION OF PROXY VOTING POLICY
   The Trust has adopted on behalf of the Fund a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Fund's investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free,
(800)243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF EUCLID ADVISORS LLC
   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

        ----------------------------------------------------------------------
                       FUND                 BENCHMARK(S) AND/OR PEER GROUPS
        --------------------------------- ------------------------------------
            Phoenix Market Neutral Fund      Citigroup 90-Day T-Bill Index
        ----------------------------------------------------------------------
(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST
   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures reasonably designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Advisers and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of October 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.


-------------------------------------------------------------------------------------------------------------
                                      NUMBER OF AND TOTAL    NUMBER OF AND TOTAL ASSETS   NUMBER OF AND TOTAL
                                     ASSETS OF REGISTERED    OF OTHER POOLED INVESTMENT     ASSETS OF OTHER
        PORTFOLIO MANAGER            INVESTMENT COMPANIES        VEHICLES (PIVS)               ACCOUNTS
----------------------------------- ------------------------ -------------------------- ---------------------

David Dickerson                         3/$1.14 billion                 0                        0
----------------------------------- ------------------------ -------------------------- ---------------------
Carlton Neel                            3/$1.4 billion                  0                        0

-------------------------------------------------------------------------------------------------------------

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.


   As of October 31, 2006, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager for the Advisers in the Fund described in the Fund's prospectus that he manages as of October 31, 2006:

-------------------------------------------------------------------------------

                                         Dollar Range of Equity Securities
                                         Beneficially Owned in Fund Managed
--------------------------------------- ---------------------------------------

David Dickerson                                 $10,001 - $50,000
--------------------------------------- ---------------------------------------
Carlton Neel                                      $1 - $10,000

-------------------------------------------------------------------------------

                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the value of the Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

                                HOW TO BUY SHARES


   The minimum initial investment is $500, and the minimum subsequent investment is $25 for Class A Shares, Class B Shares or Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Systematic Purchase" plan (a bank draft investing program administered by the Distributor), or pursuant to the Systematic Exchange privilege, or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Portfolios, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" section of this SAI.)

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1.00% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. (See "Class A Shares--Reduced Initial Sales Charges.")

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time from most of the burden of such distribution related expenses. The seven-year time limit has been deemed sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. (See the Fund's current Prospectus for more information.)

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this Fund or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Fund or any other Phoenix Fund (other than any Phoenix money market fund) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS A SHARES--WAIVER OF DEFERRED SALES CHARGE
   The 1% CDSC will be waived where the investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from certain other Class A Share and Class C Share retirement plans; (f) from the Merrill Lynch Daily K Plan invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (g) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this Fund and any other Phoenix Fund; (h) based on any direct rollover transfer of shares from an established Fund qualified plan into another Phoenix Fund IRA by participants terminating from the qualified plan; and (i) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable

CDSC when redeemed. Shareholders between the ages of 59 1/2 and 70 1/2 receiving a CDSC waiver on distributions under retirement plans described in condition (c) above prior to May 1, 1999, will continue to receive the waiver.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the Fund seven years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the Phoenix Market Neutral Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail an Account Application to PEPCO.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Fund and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES
   Under certain circumstances, shares of the Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See "Dividends, Distributions and Taxes" section of this SAI). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemption with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of the Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Fund's current Prospectus for more information.)

BY MAIL
   Shareholders may redeem shares by making a written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Fund's current Prospectus for additional information.)

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Fund's current Prospectus for more information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   The Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its capital gains net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for tax purposes.


   In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.


   Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by the Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any Fund share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.


   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under the Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES
   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a RIC.


TAXATION OF DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS
   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.


   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   Positions of the Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.


   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of the Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Fund may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Fund will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Fund's treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.


SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in the Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.


   Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of the Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   Pursuant to its Distribution Agreement with the Fund (the "Distribution Agreement"), PEPCO acts as distributor of the Fund's shares and receives: with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Sales Charges," and a 1% CDSC which may apply on redemptions within 12 months of purchases not subject to a sales charge; with respect to Class B Shares, a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than seven years; and, with respect to Class C Shares, a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below.

   PEPCO has undertaken to use its best efforts to find purchasers for shares of the Fund. Shares of the Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. PEPCO may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with PEPCO. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For its services under the Distribution Agreement, the Distributor receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, the Distributor may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 2004, 2005 and 2006, purchasers of shares of the Fund paid aggregate sales charges of $168,930, $188,644 and $98,048, respectively, of which the Distributor received net commissions of $123,107, $65,713 and 76,336, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2006, the Distributor received net commissions of $3,084 for Class A Shares and deferred sales charges of $48,137 for Class B Shares and $25,115 for Class C Shares.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE   DEALER DISCOUNT OR AGENCY FEE
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED       AS PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                              5.75%                          6.10%                          5.00%
 $50,000 but under $100,000                 4.75%                          4.99%                          4.25%
 $100,000 but under $250,000                3.75%                          3.90%                          3.25%
 $250,000 but under $500,000                2.75%                          2.83%                          2.25%
 $500,000 but under $1,000,000              2.00%                          2.04%                          1.75%
 $1,000,000 or more                          None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. There is no dealer compensation payable on Class I Shares. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made.


   From its own resources, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   Effective July 1, 2006, PEPCO also acts as administrative agent ("Administrator") of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market series of the Phoenix Funds and Phoenix Edge Series Funds at the following incremental annual rates.

   First 5 billion                                             0.09%

   $5 billion to $15 billion                                   0.08%

   Greater than $15 billion                                    0.07%

   For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds and Phoenix Edge Series Funds.

   PEPCO retains PFPC Inc. as subagent for the Fund. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

   Until June 30, 2006, PEPCO served as Financial Agent to the Fund. For its services during the Fund's fiscal years ended October 31, 2004, 2005 and 2006 PEPCO received $66,477, $84,423 and $99,490, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares in accordance with Rule 12b-1 under the Act (the "Plan"), to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class and a distribution fee based on average daily net assets at a rate of 0.05% per annum for Class A Shares and 0.75% per annum for Class B Shares and Class C Shares. If the Distributor receives any Rule 12b-1 payments in excess of actual distribution expenses, the difference could be viewed as profit to the Distributor for that year.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms.
To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.70% of the average annual net asset value of that class.

   A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any class or Fund, by vote of a majority of the shares of such class or Fund. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons.

   If the Plans are terminated (or not renewed) with respect to one or more classes or the Fund, they may continue in effect with respect to any class or Fund as to which they have not been terminated (or have not been renewed).

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

   The continuance of the Plans for Class A Shares, Class B Shares and Class C Shares is approved annually by the Board of Trustees, including a majority of the Qualified Trustees. Prior to approving the continuance of the Plans, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plans, the Board considered, among other factors: (1) the Trust's experience under the Plan's and the previous Rule 12b-1 Plan's of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plans would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.

   The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for the Fund, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.


   For the fiscal year ended October 31, 2006, the Fund paid Rule 12b-1 fees in the amount of $641,894, of which the Distributor received $196,423 and unaffiliated broker-dealers received $445,471. The 12b-1 payments were used for
(1) compensating dealers, $441,297, (2) compensating sales personnel, $245,235,
(3) advertising, $54,115, (4) printing and mailing of prospectuses to other than current shareholders, $4,139, (5) service costs, $26,129 and (6) other, $41,337.


   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   No interested person of the fund and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or to amend the Plans.


   The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 of the 1940 Act permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall supervision of the Fund, including establishing the Fund's policies, general supervision and review of its investment activities. The officers who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                       PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                       DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                   -----------------------------------

E. Virgil Conway                   Served since         62          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          2004.                            (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of New
New York, NY 10178                                                  York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                    Pace University (Director/Trustee) (1978-2003)
                                                                    (Director/Trustee /Emeritus) (2003-present), Greater New York
                                                                    Councils, Boy Scouts of America (1985-present), The Academy of
                                                                    Political Science (Vice Chairman) (1985-present), Urstadt
                                                                    Biddle Property Corp. (1989-present), Colgate University
                                                                    (Trustee Emeritus) (2004-present). Director/Trustee, The
                                                                    Harlem Youth Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman) (1992-2001),
                                                                    Trism, Inc. (1994-2001), Consolidated Edison Company of New
                                                                    York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002), Union
                                                                    Pacific Corp. (1978-2002), BlackRock Freddie Mac Mortgage
                                                                    Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                                    (1994-2002), Pace University (1978-2003), New York Housing
                                                                    Partnership Development Corp. (Chairman) (1981-2003), Josiah
                                                                    Macy, Jr. Foundation (1975-2004).

Harry Dalzell-Payne                Served since         62          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             2004.                            (1983-present).
Elmore, GL0S, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                Served since         63          Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902           2004.                            Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          60         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2004.                            (2001-present). Director/Trustee, Evergreen Funds (88
736 Market Street, Ste. 1430                                        portfolios) (1989-present). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present). Obaji
DOB: 2/14/39                                                        Medical Products Company (2002-present). Director, Lincoln
                                                                    Educational Services (2002-2004). Chairman, Carson Products
                                                                    Company (cosmetics) (1998-2000).


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                       PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                       DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                   -----------------------------------

Geraldine M. McNamara              Served since          62         Retired. Trustee/Director, Phoenix Funds Complex
40 East 88th Street                2004.                            (2001-present). Managing Director, U.S. Trust Company of New
New York, NY 10128                                                  York (1982-2006).
DOB: 4/17/51

James M. Oates                     Served since          60         Trustee/Director, Phoenix Funds Family (1987-present).
c/o Northeast Partners             2004.                            Managing Director, Wydown Group (consulting firm)
150 Federal Street, Ste. 1000                                       (1994-present). Director, Investors Financial Service
Boston, MA 02109                                                    Corporation (1995-present), Investors Bank & Trust
Trustee                                                             Corporation (1995-present), Stifel Financial (1996-present),
DOB: 5/31/46                                                        Connecticut River Bancorp (1998-present), Connecticut River
                                                                    Bank (1999-present), Trust Company of New Hampshire
                                                                    (2002-present). Chairman, Emerson Investment Management,
                                                                    Inc. (2000-present). Independent Chairman, John Hancock
                                                                    Trust (since 2005), Trustee, John Hancock Funds II and John
                                                                    Hancock Funds III (since 2005). Chairman, Hudson Castle
                                                                    Group, Inc. (Formerly IBEX Capital Markets, Inc.) (financial services) (1997-2006). Trustee, John Hancock Trust
                                                                    (2004-2005). Director/ Trustee, AIB Govett Funds (six
                                                                    portfolios) (1991-2000), Command Systems, Inc. (1998-2000),
                                                                    Phoenix Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for Health,
                                                                    Inc. (2000-2004).

Richard E. Segerson                Served since          60         Managing Director, Northway Management Company
77 Briggs Way                      2004.                            (1998-present). Trustee/Director, Phoenix Funds Family
Chatham, MA 02633                                                   (1983-present).
DOB: 2/16/46

Ferdinand L.J. Verdonck            Served since          60         Director, Banco Urquijo (Chairman) (1998-present). Trustee,
Nederpolder, 7                     2004.                            Phoenix Funds Family (2002-present). Director, EASDAQ
B-9000 Gent, Belgium                                                (Chairman) (2001-present), The JP Morgan Fleming Continental
DOB: 7/30/42                                                        European Investment Trust (1998-present), Groupe SNEF
                                                                    (1998-present), Santens N.V. (1999-present). Managing
                                                                    Director, Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                    Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                                    (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                    Luxembourgeoise (1992-2003), Investco N.V. (1992-2003),
                                                                    Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                    N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                                    Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001). Director, Degussa
                                                                    Antwerpen N.V. (1998-2004).


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                    Number of
                                  Portfolios in
 Name, Address, Position(s) with  Length of Time     Overseen by                      During Past 5 Years and
     Trust and Date of Birth          Served           Trustee                  Other Directorships Held by Trustee
     -----------------------          ------           -------                  -----------------------------------

George R. Aylward*                Trustee and             62         Senior Vice President and Chief Operating Officer, Asset
Trustee and President             President                          Management, The Phoenix Companies, Inc. (2004-present).
DOB: 8/17/64                      Since November                     President (since November 2006) and Chief Operating
                                  2006                               Officer (2004-present), Phoenix Investment Partners,
                                                                     Ltd. President, certain funds within the Phoenix Funds
                                                                     Family (since November 2006). Previously, Executive Vice
                                                                     President, Phoenix Investment Partners, Ltd.
                                                                     (2004-November 2006). Vice President, Phoenix Life
                                                                     Insurance Company (2002-2004). Vice President, The
                                                                     Phoenix Companies, Inc. (2001-2004). Vice President,
                                                                     Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                                     Assistant Controller, Phoenix Investment Partners, Ltd.
                                                                     (1996-2001). Executive Vice President, certain funds
                                                                     within the Phoenix Funds Family (2004-November 2006).

Marilyn E. LaMarche**             Served since            60         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2004.                              (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                                (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                           (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                   (1989-2005).
Trustee
DOB: 5/11/34

Philip R. McLoughlin***           Served since            80         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                          1993.                              World Trust Fund (1991-present). Trustee/Director,
DOB: 10/23/46                                                        Phoenix Funds Complex (1989-present). Management
                                                                     Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                     Executive Officer (1995-2002) and Director (1995-2002),
                                                                     Phoenix Investment Partners, Ltd. Director and Executive
                                                                     Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                     Director (1994-2002) and Executive Vice President,
                                                                     Investments (1987-2002), Phoenix Life Insurance Company.
                                                                     Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                     Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                     (2000-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director (2001-2002) and President (April 2002-September
                                                                     2002), Phoenix Investment Management Company. Director
                                                                     and Executive Vice President, Phoenix Life and Annuity
                                                                     Company (1996-2002). Director (1995-2000) and Executive
                                                                     Vice President (1994-2002) and Chief Investment Counsel
                                                                     (1994-2002), PHL Variable Insurance Company. Director,
                                                                     Phoenix National Trust Holding Company (2001-2002).
                                                                     Director (1985-2002) and Vice President (1986-2002) and
                                                                     Executive Vice President (April 2002-September 2002), PM
                                                                     Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                     (1995-2002). Director, WS Griffith Securities, Inc.
                                                                     (1992-2002).

  * Mr. Aylward is an "interested person" as defined in the 1940 Act, by reason of his position as President, Phoenix Investment Partners, Ltd.

 ** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------

Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management Product Development, The Phoenix
DOB: 7/27/62                   President since 2004.  Companies, Inc. (since 2006). Senior Vice President, Asset Management Product
                                                      Development, Phoenix Investment Partners, Ltd. (2005-present). Director and
                                                      President, Phoenix Equity Planning Corporation (since 2006). Senior Vice
                                                      President, Phoenix Investment Counsel, Inc. (since 2006). Director, DPCM
                                                      Holdings, Inc., Duff & Phelps Investment Management Company and Pasadena
                                                      Capital Corporation (since 2006). President, PXP Securities Corp.
                                                      (2004-present). Senior Vice President, the Phoenix Funds Family
                                                      (2004-present). Senior Vice President and Chief Administrative Officer,
                                                      Phoenix Investment Partners, Ltd., (2003-2004). Senior Vice President and
                                                      Chief Administrative Officer, Phoenix Equity Planning Corporation (1999-2003).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.    Phoenix Fund Family (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                          Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003) Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).


Kevin J. Carr                  Vice President         Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief         2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Legal Officer and      Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                   Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                               2005                   Travelers Life & Annuity (Jan. 2005-May 2005). Assistant General
                                                      Counsel, The Hartford Financial Services Group (1999-2005).


W. Patrick Bradley             Chief Financial        Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                    Officer and            Corporation (2004-present). Chief Financial Officer and Treasurer
                               Treasurer since        (2006-present) or Chief Financial Officer and Treasurer (2005-present),
                               2005                   certain funds within the Phoenix Funds Family. Vice President, Chief
                                                      Financial Officer, Treasurer and Principal Accounting Officer, The Phoenix
                                                      Edge Series Fund (since 2006). Assistant Treasurer, certain funds within the
                                                      Phoenix Funds Complex (2004-2006). Senior Manager (2002-2004), Manager
                                                      (2000-2002), Audit, Deloitte & Touche, LLP.


COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management.


   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Fund's accounting and auditing policies and practices. The Audit Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The committee met 12 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.


   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION
   Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Fund who are interested persons are compensated for their services by the Adviser of the Fund, or an affiliate of the Adviser of the Fund, and receive no compensation from the Fund. The Trust does not have any retirement plan for its Trustees. For the Trust's fiscal year ended October 31, 2006, the Trustees received the following compensation:


                                                                          TOTAL COMPENSATION FROM TRUST AND
                                                                               FUND COMPLEX (77 FUNDS)
     NAME OF TRUSTEE                  AGGREGATE COMPENSATION FROM TRUST            PAID TO TRUSTEES
     ---------------                  ---------------------------------            ----------------

   INDEPENDENT TRUSTEES
   --------------------

   E. Virgil Conway                                 $2,614                             $183,250
   Harry Dalzell-Payne                              $2,588                             $183,650
   Francis E. Jeffries*                             $1,741                             $141,750
   Leroy Keith, Jr.                                 $1,819                             $104,473
   Geraldine M. McNamara*                           $2,512                             $176,750
   James M. Oates                                   $2,414                             $136,612
   Richard E. Segerson*                             $1,741                             $ 97,500
   Ferdinand L.J. Verdonck                          $1,567                             $ 87,500

   INTERESTED TRUSTEES
   -------------------
   George R. Aylward                                  $0                                  $0
   Marilyn E. LaMarche                              $1,422                             $ 79,750
   Philip R. McLoughlin                             $3,584                             $261,500

*  These trustees have previously  deferred  compensation (and the earnings thereon) in the following  amounts:
   Mr. Jeffries, $610,272.16; Ms. McNamara, $304,818.54 and Mr. Segerson, $121,901.72.


TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.


                                                                               AGGREGATE DOLLAR RANGE OF
                                                                            TRUSTEE OWNERSHIP IN ALL FUNDS
                                            DOLLAR RANGE OF EQUITY         OVERSEEN BY TRUSTEE IN FAMILY OF
         NAME OF TRUSTEE                    SECURITIES OF THE FUND               INVESTMENT COMPANIES
         ---------------                    ----------------------               --------------------

   INDEPENDENT TRUSTEES
   --------------------
   E. Virgil Conway                                  None                           Over $100,000
   Harry Dalzell-Payne                               None                                None
   Francis E. Jeffries                               None                           Over $100,000
   Leroy Keith, Jr.                                  None                             $1--$10,000
   Geraldine M. McNamara                             None                           Over $100,000
   James M. Oates                                    None                           Over $100,000
   Richard E. Segerson                               None                           Over $100,000
   Ferdinand L.J. Verdonck                           None                                None

   INTERESTED TRUSTEES
   -------------------
   Marilyn E. LaMarche                               None                                None
   Philip R. McLoughlin                              None                           Over $100,000


   At January 24, 2007, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of January 24, 2007 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund's equity securities:

NAME                                                  NAME OF FUND AND CLASS           NUMBER OF SHARES     PERCENT OF CLASS
----                                                  ----------------------           ----------------     ----------------


Charles Schwab & Co Inc                            Market Neutral Fund Class A           227,628.094             5.10%
Special Custody Acct for
The Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4151

MLPF&S for the Sole Benefit                        Market Neutral Fund Class B           122,721.493            32.56%
of its Customers                                   Market Neutral Fund Class C           271,160.648            21.49%
Attn: Fund Administration 977T2
4800 Deer Lake Dr. E., Flr. 2
Jacksonville, FL 32246-6484

Phoenix Diversifier PHOLIO                         Market Neutral Fund Class A           777,650.757            17.41%
C/O Phoenix Equity Planning
Shareholder Services Dept
Services Attn.: Chris Wilkos
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Builder PHOLIO                      Market Neutral Fund Class A           715,399.941            16.01%
C/O Phoenix Equity Planning
Shareholder Services Dept
Services Attn.: Chris Wilkos
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO                     Market Neutral Fund Class A           306,688.747             6.87%
C/O Phoenix Equity Planning
Shareholder Services Dept
Services Attn.: Chris Wilkos
101 Munson Street
Greenfield, MA 01301-9684

Mollie F. Zweig                                    Market Neutral Fund Class A           270,265.420             6.05%
PO Box 5108
East Hampton, NY 11937-6139


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION
   The Trust was established as a Delaware business trust on February 3, 1998. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

   The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of funds and classes. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

   Under Delaware law, shareholders of a Delaware Statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a Shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 is the independent registered public accounting firm for the Fund.
PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston MA 02101, serves as custodian of the Fund's assets (the "Custodian").

   PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, serves as Transfer Agent for the Fund. PEPCO receives a fee equivalent to $12.50 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents are paid a fee by the Transfer Agent.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year, and is available without charge upon request.

FINANCIAL STATEMENTS

   The Financial Statements for the Fund's fiscal year ended October 31, 2006 appearing in the Fund's 2006 Annual Report to Shareholders are incorporated herein by reference.

                               PHOENIX PORTFOLIOS

                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS


a.1. Agreement and Declaration of Trust of Euclid Mutual Funds dated February 2, 1998, filed via EDGAR with Form N-1A (File No. 333-45675) on February 5, 1998, and incorporated herein by reference.

a.2.* Amendment to Agreement and Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR herewith.

b.1.* Amended and Restated By-Laws of Registrant, dated November 16, 2005, filed via EDGAR herewith.

b.2.* Amendment No. 1 to Amended and Restated By-Laws of Registrant, dated August 23, 2006, filed via EDGAR herewith.


c.     Reference is made to Agreement and Declaration of Trust. See Exhibit a.


d.1* Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated September 1, 2006, filed via EDGAR herewith.

d.2* Subadvisory Agreement between PIC and Euclid Advisors LLC, dated September 1, 2006, on behalf of Phoenix Market Neutral Fund, filed via EDGAR herewith.

e.1. Distribution Agreement between the Trust and Phoenix Equity Planning Corporation ("PEPCO"), dated March 1, 1999, filed via EDGAR with Registrant's Post-Effective Amendment No. 6 (File No. 333-45675) on February 23, 2001, and incorporated herein by reference.

e.2.* Form of Sales Agreement between PEPCO and dealers (June 2006), filed via EDGAR herewith.

f. Form of Deferred Compensation Plan previously applicable to the Board of Trustees, filed via EDGAR with Registrant's Post-Effective Amendment No. 11 (File No. 333-45675) on February 10, 2006, and incorporated herein by reference.

g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997, filed via EDGAR with Registrant's Post-Effective Amendment No. 11 (File No. 333-45675) on February 10, 2006, and incorporated herein by reference.

g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Registrant's Post-Effective Amendment No. 11 (File No. 333-45675) on February 10, 2006, and incorporated herein by reference.

g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Registrant's Post-Effective Amendment No. 11 (File No. 333-45675) on February 10, 2006, and incorporated herein by reference.

g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street, filed via EDGAR with Registrant's Post-Effective Amendment No. 11 (File No. 333-45675) on February 10, 2006, and incorporated herein by reference.

h.1.* Amended and Restated Transfer Agency and Service Agreement between Phoenix Funds and PEPCO, dated as of July 1, 2006, filed via EDGAR herewith.

h.2. Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc., dated as of January 1, 2005, filed via EDGAR with Registrant's Post-Effective Amendment No. 11 (File No. 333-45675) on February 10, 2006, and incorporated herein by reference.

h.3.* Administration Agreement between Registrant and PEPCO, dated July 1, 2006, filed via EDGAR herewith.


i. Opinion of Counsel filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 333-45675) on April 28, 1998, and incorporated herein by reference.

j.* Consent of Independent Registered Public Accounting Firm, filed via EDGAR herewith.

k.     None.

l. Subscription Agreement for Shares of the Fund, filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 333-45675) on April 28, 1998, and incorporated herein by reference.

m.1. Rule 12b-1 Distribution Plan for Class A and C Shares, filed via EDGAR with Post-Effective Amendment No. 2 (File No. 333-45675) on December 29, 1999, and incorporated herein by reference.

m.2. Rule 12b-1 Distribution Plan for Class B Shares, filed via EDGAR with Post-Effective Amendment No. 2 (File No. 333-45675) on December 29, 1999, and incorporated herein by reference.


n.* 2006 Amended and Restated Rule 18f-3 Multi-Class Plan, adopted August 23, 2006, filed via EDGAR herewith.


o.     Reserved.


p.1.* Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO), dated February 2006, filed via EDGAR herewith.

p.2.* Amended and Restated Code of Ethics of Euclid (Subadviser) dated November 2005, filed via EDGAR herewith.

p.3.* Amended and Restated Code of Ethics of the Adviser (PIC), dated February 2006, filed via EDGAR herewith.

q.* Power of Attorney for all Trustees, dated November 15, 2006, filed via EDGAR herewith.


--------------
*  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    None.

ITEM 25. INDEMNIFICATION
    All officers, Trustees, employees and agents of the Trust are to be indemnified as set forth in Article VII of the Agreement and Declaration of Trust. The Trust (i) may indemnify an agent of the Trust or any person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and
(ii) shall indemnify each person who is, or has been, a Trustee, officer or employee of the Trust and any person who is serving or has served at the Trust's request as a director, officer, trustee or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, to the fullest extent consistent with the Investment Company Act of 1940, as amended, (the "1940 Act") and in the manner provided by the Bylaws; provided that such indemnification shall not be available to any of the foregoing persons in connection with a claim, suit or other proceeding by such person against the Trust or a series (or class) thereof. To this end, the Trust has obtained an Officers' and Trustees' Errors and Omissions Insurance Policy for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted for trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

    See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and the Subadviser, reference is made to the Adviser's or Subadviser's current Form ADV (PIC: SEC File No. 801-5995,
Euclid: SEC File No. 801-54263) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS

    (a) PEPCO serves as the principal underwriter for the following registrants:


       Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Fund Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b) Directors and executive officers of PEPCO are as follows:

                 NAME AND PRINCIPAL                         POSITION AND OFFICES                    POSITION AND OFFICES
                  BUSINESS ADDRESS                            WITH DISTRIBUTOR                        WITH REGISTRANT
                  ----------------                            ----------------                        ---------------


       George R. Aylward                        Director and                             President
       56 Prospect Street                       Executive Vice President
       P.O. Box 150480
       Hartford, CT 06115-0480


       John H. Beers                            Vice President                           Assistant Secretary
       One American Row                         and Secretary
       P.O. Box 5056
       Hartford, CT 06102-5056

       Kevin J. Carr                            Vice President                           Vice President, Counsel, Chief Legal
       One American Row                         and Assistant Secretary                  Officer and Secretary
       P.O. Box 5056
       Hartford, CT 06102-5056

       John R. Flores                           Vice President and                       Anti-Money Laundering Officer
       One American Row                         Anti-Money Laundering Officer            and Assistant Secretary
       P.O. Box 5056
       Hartford, CT 06102-5056


       Stephen D. Gresham                       Director and                             None
       56 Prospect Street                       Senior Vice President
       P.O. Box 150480
       Hartford, CT 06115-0480


       Michael E. Haylon                        Director                                 None
       One American Row
       P.O. Box 5056
       Hartford, CT 06102-5056

       David C. Martin                          Vice President and                       None
       One American Row                         Chief Compliance Officer
       P.O. Box 5056
       Hartford, CT 06102-5056

       Glenn H. Pease                           Vice President, Finance                  None
       56 Prospect Street                       and Treasurer
       P.O. Box 150480
       Hartford, CT 06115-0480

       Jacqueline M. Porter                     Assistant Vice President                 Vice President and
       56 Prospect Street                                                                Assistant Treasurer
       P.O. Box 150480
       Hartford, CT 06115-0480


       Francis G. Waltman                       President                                Senior Vice President
       56 Prospect Street
       P.O. Box 150480
       Hartford, CT 06115-0480


    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:


Secretary of the Fund:                                    Principal Underwriter, Administrator and
     Kevin J. Carr, Esq.                                  Transfer Agent:
     One American Row                                         Phoenix Equity Planning Corporation
     P.O. Box 5056                                            One American Row
     Hartford, CT 06102-5056                                  P.O. Box 5056
                                                              Hartford, CT 06102-5056


Investment Adviser:

     Phoenix Investment Counsel, Inc.                     Custodian and Dividend Dispersing Agent:
     56 Prospect Street                                       State Street Bank and Trust Company
     P.O. Box 150480                                          225 Franklin Street
     Hartford, CT 06115-0480                                  Boston, MA 02110

Investment Subadviser:
     Euclid Advisors LLC
     900 Third Avenue
     31st Floor
     New York, NY  10022


ITEM 29. MANAGEMENT SERVICES
    None.

ITEM 30. UNDERTAKINGS
    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 23rd day of February, 2007.


                                                 PHOENIX PORTFOLIOS


ATTEST: /s/ KEVIN J. CARR                        BY: /s/ GEORGE R. AYLWARD
        ---------------------------                  ---------------------------
            KEVIN J. CARR                                GEORGE R. AYLWARD
            SECRETARY                                    PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 23rd day of February, 2007.

           SIGNATURE                                             TITLE
           ---------                                             -----

      /s/ George R. Aylward                  Trustee and President
      --------------------------------       (principal executive officer)
      George R. Aylward

      /s/ W. Patrick Bradley                 Chief Financial Officer and
      --------------------------------       Treasurer (principal financial
      W. Patrick Bradley                     and accounting officer)

                                             Trustee
      --------------------------------
      E. Virgil Conway*


                                             Trustee
      --------------------------------
      Harry Dalzell-Payne*

                                             Trustee
      --------------------------------
      Francis E. Jeffries*

                                             Trustee
      --------------------------------
      Leroy Keith, Jr.*

                                             Trustee
      --------------------------------
      Marilyn E. LaMarche*

                                             Trustee and Chairman
      --------------------------------
      Philip R. McLoughlin*

                                             Trustee
      --------------------------------
      Geraldine M. McNamara*

                                             Trustee
      --------------------------------
      James M. Oates*

                                             Trustee
      --------------------------------
      Richard E. Segerson*

                                             Trustee
      --------------------------------
      Ferdinand L. J. Verdonck*



*By /s/ George R. Aylward
    ----------------------------------
*   George R. Aylward, Attorney-In-Fact pursuant to powers of attorney.



                                       S-1